SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                     FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

       Date of Report (Date of earliest event reported):  August 16, 2004

                         Commission File Number 1-05707

                      GENERAL EMPLOYMENT ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

             Illinois                                   36-6097429
  (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                   Identification Number)

   One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois            60181
       (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code:  (630) 954-0400





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

The following exhibit is filed as a part of this report:

No.     Description of Exhibit

14.01 General Employment Enterprises, Inc. Code of Ethics for Directors, Officers and Employees Adopted as of August 16, 2004.


Item 10.  Amendments to the Registrant's Code of Ethics, or
Waiver of a Provision of the Code of Ethics.

As of August 16, 2004, the Company's Board of Directors adopted a code of ethics that applies to all directors, officers and employees of the Company, including its financial officers, and rescinded a separate code of ethics for financial officers that was previously in effect. The purpose of these actions was to establish a single code of ethics applicable to all directors, officers and employees.
The new code of ethics excludes provisions unrelated to ethics that had been contained in the code of ethics that was previously in effect. A copy of the Code of Ethics for Directors, Officers and Employees Adopted as of August 16,
2004 is furnished as an exhibit to this Form 8-K Current
Report.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  August 18, 2004             By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer